                             AIM ADVISOR FLEX FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT              JUNE 30, 1998

                     -------------------------------------

                              AIM ADVISOR FLEX FUND

                              For shareholders who

                             seek to achieve a high

                           total return on investment

                              through investments

                                in a combination

                              of equity securities

                             and fixed and variable

                               income securities.


                     -------------------------------------





ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks. s The Lehman Brothers Corporate/Government Bond Index is an unmanaged index generally considered representative of intermediate and long-term government and investment-grade debt securities.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter





                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
    [PHOTO OF      December 31, 1997, equity markets worldwide were still shaken
   Charles T.      by the financial crisis in Asia. By June 30, 1998, the end of
     Bauer,        this six-month reporting period, most markets had recovered
  Chairman of      nicely, with domestic equities producing generous returns and
  the Board of     European markets outpacing the U.S. Only Asian markets
   THE FUND        remained in the doldrums. High-quality bonds have turned in a
 APPEARS HERE]     solid performance with generous real returns.
                       Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest.
                   The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
                       By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances. Even accounting for the steep drop in equities in early August, after the close of this reporting period, equities still have the potential to produce returns above 30% again for the full year. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
     This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Registered Trademark-- appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
     The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT

On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     -------------------------------------
                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.

                     -------------------------------------

The Managers' Overview

SIZABLE ALLOCATION TO STOCKS
PRODUCES SOLID RESULTS

A roundtable discussion with the portfolio management team for AIM Advisor Flex Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. Performance was solid: total return of 9.23% for Class A shares and 8.83% for Class C shares. Class B shares commenced sales on March 3, 1998, and produced a cumulative return of 3.83% through the close of the reporting period.
        During the period covered by this report, net assets under management increased from $628.3 million to $692.0 million.

Q.  WHAT WERE MARKETS LIKE DURING THESE SIX MONTHS?

A. Though there were some uncertain moments, on balance it was a good period for investors. Early in the reporting period, market participants were pessimistic about the worldwide impact of Asia's currency and market crises. This dampened stock performance and increased volatility. The widely followed Dow Jones Industrial Average dropped 222 points (2.8%) on January 9.
================================================================================
AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
For periods ended 6/30/98, including maximum applicable sales charge

Class A Shares
 1  Year                  13.16%
Inception (12/31/96)      18.31

Class C Shares
 1  Year                  17.87%
 5  Years                 15.60
 10 Years                 13.15

CLASS B SHARES commenced sales March 3, 1998. Cumulative total return through June 30, 1998, was -1.17% including the maximum applicable sales charge, 3.83% excluding sales charges.
================================================================================

                     -------------------------------------
                             Consumer cyclicals did

                                very well for us.

                          This is a broad category that

                         includes textiles, automobiles,

                          certain retailers, and other

                          industries that do well in a

                                healthy economy.
                     -------------------------------------

    But as the new year unfolded, the markets shrugged off these difficulties for a while, and the Dow proceeded to record highs.
        Toward the end of the period, a more cautious climate prevailed as it became obvious that economies in Asia were not going to recover quickly and that the slowdown in Japan, that continent's major economy, could be prolonged. Markets worldwide became more volatile and uncertain.
        For the first few months of 1998, bond yields and prices were essentially flat. Late in the reporting period, the environment brightened for the Fund's fixed-income securities, most of which are U.S. Treasury and agency securities. When equity markets became uncertain, investors seeking relative safe havens for their money shifted assets into domestic investment-grade bonds, particularly U.S. Treasury issues. This rally was reflected in the yield on the benchmark 30-year U.S. Treasury bond, which fell from 5.95% on April 30, 1998, to 5.63% at the end of the reporting period.

Q.  HOW WERE FUND ASSETS ALLOCATED BETWEEN EQUITIES AND BONDS?

A. When the reporting period closed, the Fund's assets were split approximately 70% equities, 29% bonds, and 1% cash. Our asset allocation model is based on expected returns produced by equities vs. bonds, and domestic equity markets continued to produce unprecedented returns. The preponderance of stocks in the Fund contributed to its solid six-month performance.

Q.  THE MARKETS CONTINUED TO FAVOR LARGE-COMPANY STOCKS. DID THIS HELP THE FUND?

A. About 78% of the portfolio's equity holdings are large-capitalization companies, so we were not swimming against the large-cap tide. However, we use a value-oriented stock selection method, trying to buy stocks when they are relatively underpriced. During this reporting period, a more growth-oriented investment style was in favor. Money went into companies with rapidly growing sales and earnings but with generally higher price tags--and investors appeared willing to pay whatever it takes to own them. So our value orientation was a drawback.
       For example, we don't own many of the glamorous, talked-about technology stocks. Our technology holdings tend to be bread-and-butter companies like International Business Machines Corp. and Hewlett-Packard Co. In fact, we are underweight to the S&P 500 in terms of technology holdings, which was a hindrance in this reporting period.

Q.  AND YOUR BOND HOLDINGS--ARE THEY ALSO BREAD AND BUTTER AS YOU PUT IT?

A. Even more so. We put a lot of emphasis on evaluating return in relationship to risk in determining duration. Most of the time we maintain an intermediate duration in

          See important fund and index disclosures inside front cover.

TOP HOLDINGS

As of 6/30/98, based on total net assets

==============================================================================================================================
TOP 10 HOLDINGS                                                     TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------
  1. Merck & Co., Inc.                               1.45%            1. Oil (International Integrated)                  4.25%
  2. Mylan Laboratories, Inc.                        1.41             2. Electric Companies                              3.72
  3. American Home Products Corp.                    1.35             3. Manufacturing (Diversified)                     3.50
  4. International Business Machines Corp.           1.33             4. Computers (Hardware)                            3.42
  5. Morgan Stanley, Dean Witter, Discover & Co.     1.32             5. Health Care (Drugs-Major Pharmaceuticals)       2.92
  6. Entergy Corp.                                   1.25             6. Telephone                                       2.69
  7. Compaq Computer Corp.                           1.23             7. Health Care (Diversified)                       2.53
  8. Repsol S.A.-ADR (Spain)                         1.19             8. Insurance (Property-Casualty)                   2.47
  9. Abbott Laboratories                             1.18             9. Financial (Diversified)                         2.45
 10. Electronic Data Systems Corp.                   1.16            10. Aerospace/Defense                               2.40

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==============================================================================================================================

    line with the Lehman Brothers Corporate/Government Bond Index. In addition, the bond segment is of high credit quality as most of the securities are U.S. Treasuries and agencies with a few investment-grade corporates. As of June 30, our weighted average duration was 6.1 years with an overall Agency/AAA quality rating.
        Together, the Fund's equity and fixed-income holdings were producing a yield of 3.9% as of June 30, and the Fund offered attractively low volatility compared to the stock market in general.

Q.  WERE THERE ANY PARTICULAR HOLDINGS OR SECTORS THAT PERFORMED WELL?

A. Consumer cyclicals did very well for us. This is a broad category that includes textiles, automobiles, certain retailers, and other industries that do well in a healthy economy. The Fund is relatively overweighted in this sector: 12.7% of the portfolio vs. 9.6% of the S&P 500 stock index.
        The country has been enjoying declining unemployment, rising wages, and falling mortgage rates. Retail sales rose every month during the reporting period. Simultaneously, wholesale prices dropped--another positive for retailers. During the reporting period, we added holdings of Toys "R" Us, Inc. and Sherwin-Williams Co. to the portfolio.
        We also were pleased with the performance of our health-care holdings. The health-care (diversified) industry joined our top-10 industry list as of June 30 due

================================================================================
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As of 6/30/98, based on total net assets

NUMBER OF HOLDINGS: 121

Cash Equivalents
1.28%

 Corporate Notes
4.24%

U. S. Government
24.38%

Common Stocks
70.32%
================================================================================

    to strong relative performance of those stocks vs. other groups as well as the overall market.
        Product innovation and the general aging of the U.S. population are creating an auspicious climate for health-care investments.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. We are cautious. Domestically, inflation seems likely to remain contained as global competition and lower energy costs offset the inflationary potential of tight labor markets. The Federal Reserve Board has left rates unchanged for more than a year. The flat yield curve, in which yields on 30-year Treasuries are only slightly higher than yields on much shorter-term issues, means investors do not anticipate a surge in inflation. This is a favorable environment for fixed-income securities.
        In equities, earnings growth has slowed, but earnings disappointments have tended to be company-specific and not widespread. The worst storm clouds looming at the end of the reporting period were in Asia, especially the seemingly intractable economic slump in Japan. Concern was increasing about the contraction of Asian economies becoming a significant drag on economic activity worldwide. Markets lost much of their upward momentum late in the reporting period.

Q.  WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE FUND?

A. Investors have displayed a willingness to pay premium prices for the highly liquid stocks of the very largest companies--the so-called mega-caps. At some point, investors could shift their focus to more reasonably priced stocks. Such a development could prove beneficial for the Fund and its value-oriented approach to stock selection. However, it appears that stocks are going to continue to provide outsized returns compared to the conservative bonds in which we tend to invest, so for the next few months we anticipate maintaining our larger allocation to equities.

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-70.32%

AEROSPACE/DEFENSE-2.40%

Boeing Co. (The)                        110,000   $  4,901,873
--------------------------------------------------------------
Lockheed Martin Corp.                    60,000      6,352,500
--------------------------------------------------------------
Precision Castparts Corp.               100,000      5,337,500
--------------------------------------------------------------
                                                    16,591,873
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.88%

Archer-Daniels-Midland Co.              315,000      6,103,125
--------------------------------------------------------------

AIRLINES-0.43%

Southwest Airlines Co.                  100,000      2,962,500
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.65%

Genuine Parts Co.                       200,000      6,912,500
--------------------------------------------------------------
Snap-on Inc.                            125,000      4,531,250
--------------------------------------------------------------
                                                    11,443,750
--------------------------------------------------------------

AUTOMOBILES-1.07%

Ford Motor Co.                          125,000      7,375,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.12%

National City Corp.                     100,000      7,100,000
--------------------------------------------------------------
Wachovia Corp.                           90,000      7,605,000
--------------------------------------------------------------
                                                    14,705,000
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.07%

First Chicago N.B.D. Corp.               75,000      6,646,875
--------------------------------------------------------------
NationsBank Corp.                       100,000      7,650,000
--------------------------------------------------------------
                                                    14,296,875
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.02%

Anheuser-Busch Companies, Inc.          150,000      7,078,125
--------------------------------------------------------------

CHEMICALS-1.05%

Dow Chemical Co. (The)                   75,000      7,251,563
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.11%

Great Lakes Chemical Corp.              100,000      3,943,750
--------------------------------------------------------------
Morton International, Inc.              150,000      3,750,000
--------------------------------------------------------------
                                                     7,693,750
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.42%

Compaq Computer Corp.(a)                300,000      8,512,500
--------------------------------------------------------------
Hewlett-Packard Co.                     100,000      5,987,500
--------------------------------------------------------------
International Business Machines
  Corp.                                  80,000      9,185,000
--------------------------------------------------------------
                                                    23,685,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-2.16%

Computer Associates International,
  Inc.                                  125,000   $  6,945,313
--------------------------------------------------------------
Electronic Data Systems Corp.           200,000      8,000,000
--------------------------------------------------------------
                                                    14,945,313
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.96%

SUPERVALU                               150,000      6,656,250
--------------------------------------------------------------

ELECTRIC COMPANIES-3.27%

Edison International                    250,000      7,390,625
--------------------------------------------------------------
Entergy Corp.                           300,000      8,625,000
--------------------------------------------------------------
GPU, Inc.                               175,000      6,617,187
--------------------------------------------------------------
                                                    22,632,812
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.75%

General Electric Co.                     75,000      6,825,000
--------------------------------------------------------------
Rockwell International Corp.            110,000      5,286,875
--------------------------------------------------------------
                                                    12,111,875
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.83%

Raytheon Co.-Class A                    100,000      5,762,500
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.45%

American General Corp.                  110,000      7,830,625
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        100,000      9,137,500
--------------------------------------------------------------
                                                    16,968,125
--------------------------------------------------------------

FOODS-1.43%

H.J. Heinz Co.                           50,000      2,806,250
--------------------------------------------------------------
Unilever N.V.-New York Shares
  (Netherlands)                          90,000      7,104,375
--------------------------------------------------------------
                                                     9,910,625
--------------------------------------------------------------

FOOTWEAR-0.40%

Reebok International Ltd.(a)            100,000      2,768,750
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.53%

Abbott Laboratories                     200,000      8,175,000
--------------------------------------------------------------
American Home Products Corp.            180,000      9,315,000
--------------------------------------------------------------
                                                    17,490,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.41%

Mylan Laboratories, Inc.                325,000      9,770,313
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.92%

Lilly (Eli) & Co.                        50,000      3,303,125
--------------------------------------------------------------
Merck & Co., Inc.                        75,000     10,031,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-(CONTINUED)

Schering-Plough Corp.                    75,000   $  6,871,874
--------------------------------------------------------------
                                                    20,206,249
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.84%

Columbia/HCA Healthcare Corp.           200,000      5,825,000
--------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.75%

Whirlpool Corp.                          75,000      5,156,250
--------------------------------------------------------------

HOUSEWARES-0.28%

Fortune Brands, Inc.                     50,000      1,921,875
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.76%

Loews Corp.                              60,000      5,227,500
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-2.47%

Ohio Casualty Corp.                     150,000      6,637,500
--------------------------------------------------------------
Old Republic International Corp.        125,000      3,664,063
--------------------------------------------------------------
SAFECO Corp.                            150,000      6,815,624
--------------------------------------------------------------
                                                    17,117,187
--------------------------------------------------------------

INSURANCE BROKERS-1.05%

Marsh & McLennan Co.                    120,000      7,252,500
--------------------------------------------------------------

IRON & STEEL-1.06%

Nucor Corp.                             160,000      7,360,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.50%

Hanson PLC-ADR (United Kingdom)         250,000      7,578,125
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    70,000      5,753,125
--------------------------------------------------------------
Norsk Hydro A.S.A.-ADR (Norway)         125,000      5,515,625
--------------------------------------------------------------
Textron, Inc.                            75,000      5,376,563
--------------------------------------------------------------
                                                    24,223,438
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.35%

Federal Signal Corp.                    100,000      2,431,250
--------------------------------------------------------------

METALS MINING-0.87%

Phelps Dodge Corp.                      105,000      6,004,688
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-4.25%

Amoco Corp.                             100,000      4,162,500
--------------------------------------------------------------
Exxon Corp.                             100,000      7,131,250
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 150,000      8,250,000
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             125,000      6,851,563
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Argentina)                           100,000      3,006,250
--------------------------------------------------------------
                                                    29,401,563
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
PAPER & FOREST PRODUCTS-0.51%

Westvaco Corp.                          125,000   $  3,531,250
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.21%

IKON Office Solutions, Inc.             100,000      1,456,250
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.82%

Gannett Co., Inc.                        80,000      5,685,000
--------------------------------------------------------------

RAILROADS-0.46%

CSX Corp.                                70,000      3,185,000
--------------------------------------------------------------

RESTAURANTS-1.00%

McDonald's Corp.                        100,000      6,900,000
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.96%

Sherwin-Williams Co.                    200,000      6,625,000
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.69%

Dillards Inc.                           125,000      5,179,688
--------------------------------------------------------------
J.C. Penney Co., Inc.                    90,000      6,508,125
--------------------------------------------------------------
                                                    11,687,813
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.54%

Rite Aid Corp.                          100,000      3,756,250
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.70%

Kmart Corp.(a)                          250,000      4,812,500
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.34%

Toys "R" Us, Inc.(a)                    100,000      2,356,250
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.04%

Dun & Bradstreet Corp.                  200,000      7,225,000
--------------------------------------------------------------

SPECIALTY PRINTING-0.91%

Deluxe Corp.                            175,000      6,267,188
--------------------------------------------------------------

TELEPHONE-2.69%

Bell Atlantic Corp.                     140,000      6,387,500
--------------------------------------------------------------
British Telecommunications PLC-ADR
  (United Kingdom)                       60,000      7,410,000
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                              100,000      4,806,250
--------------------------------------------------------------
                                                    18,603,750
--------------------------------------------------------------

TEXTILES (APPAREL)-2.06%

Liz Claiborne, Inc.                     125,000      6,531,250
--------------------------------------------------------------
VF Corp.                                150,000      7,725,000
--------------------------------------------------------------
                                                    14,256,250
--------------------------------------------------------------

TOBACCO-1.37%

Gallaher Group PLC-ADR (United
  Kingdom)(a)                           110,000      2,406,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TOBACCO-(CONTINUED)

Philip Morris Companies, Inc.           180,000   $  7,087,500
--------------------------------------------------------------
                                                     9,493,750
--------------------------------------------------------------

WASTE MANAGEMENT-1.51%

Browning-Ferris Industries, Inc.        150,000      5,212,500
--------------------------------------------------------------
Waste Management, Inc.                  150,000      5,250,000
--------------------------------------------------------------
                                                    10,462,500
--------------------------------------------------------------
    Total Common Stocks (Cost
      $298,366,638)                                486,634,375
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
CORPORATE NOTES-4.24%

AUTOMOBILES-0.11%

Ford Motor Co., Notes, 7.50%,
  11/15/99                          $   750,000   $    765,825
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.68%

National City Corp., Sub. Notes,
  7.20%, 05/15/05                     1,000,000      1,051,700
--------------------------------------------------------------
NationsBank Corp., Sr. Notes,
  5.375%, 04/15/00                    1,550,000      1,538,282
--------------------------------------------------------------
Wachovia Bank, Sr. Unsec. Unsub.
  Notes, 7.00%, 10/17/08              2,000,000      2,118,700
--------------------------------------------------------------
                                                     4,708,682
--------------------------------------------------------------

CHEMICALS-0.15%

Eastman Chemical, Notes, 6.375%,
  01/15/04                            1,000,000      1,000,300
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.45%

Motorola Inc., Notes, 6.50%,
  03/01/08                            3,000,000      3,085,770
--------------------------------------------------------------

CONSUMER FINANCE-0.87%

Beneficial Corp., Medium Term
  Notes, 6.625%, 09/27/04             3,000,000      3,061,590
--------------------------------------------------------------
Commercial Credit Co., Notes,
  5.55%, 02/15/01                     3,000,000      2,966,400
--------------------------------------------------------------
                                                     6,027,990
--------------------------------------------------------------

ELECTRIC COMPANIES-0.45%

Penn Power & Lighting, First
  Mortgage Notes
  6.875%, 02/01/03                    1,000,000      1,032,130
--------------------------------------------------------------
  6.55%, 03/01/06                     1,900,000      1,954,796
--------------------------------------------------------------
Union Electric, First Mortgage
  Notes,
  6.75%, 10/15/99                       150,000        151,830
--------------------------------------------------------------
                                                     3,138,756
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.22%

Boeing Co., Notes, 6.625%,
  06/01/05                            1,500,000      1,553,190
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.44%

CNA Financial, Notes, 6.50%,
  04/15/05                            3,000,000      3,013,140
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
RETAIL (BUILDING SUPPLIES)-0.44%

Sherwin-Williams Co., Notes,
  6.50%, 02/01/02                   $ 3,000,000   $  3,050,700
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.43%

Dillard Dept. Stores, Inc., Unsec.
  Notes,
  6.30%, 02/15/08                     3,000,000      2,983,620
--------------------------------------------------------------
    Total Corporate Notes (Cost
      $28,987,736)                                  29,327,973
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-3.20%

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.88%

Pass through certificates
  6.50%, 10/15/08                     1,053,066      1,069,515
--------------------------------------------------------------
  7.00%, 10/15/08                     1,048,278      1,079,066
--------------------------------------------------------------
  6.00%, 11/15/08                     1,203,554      1,202,796
--------------------------------------------------------------
  7.50%, 03/15/26                     2,669,510      2,755,414
--------------------------------------------------------------
                                                     6,106,791
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.70%

Pass through certificates
  6.50%, 07/01/01                     2,850,442      2,880,714
--------------------------------------------------------------
  8.00%, 10/01/10                     1,909,287      1,971,339
--------------------------------------------------------------
                                                     4,852,053
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.62%

Pass through certificates
  8.50%, 03/01/10                     1,858,487      1,938,049
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         6,828,732      6,849,100
--------------------------------------------------------------
  7.50%, 11/01/26                     2,330,792      2,395,612
--------------------------------------------------------------
                                                    11,182,761
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $21,667,097)                                  22,141,605
--------------------------------------------------------------

U.S. TREASURY SECURITIES-21.18%

U.S. TREASURY BONDS-7.49%

  9.375%, 02/15/06                    8,000,000      9,887,120
--------------------------------------------------------------
  9.25%, 02/15/16                     9,000,000     12,524,220
--------------------------------------------------------------
  7.25%, 08/15/22                    12,500,000     14,962,625
--------------------------------------------------------------
  7.625%, 02/15/25                   11,500,000     14,480,800
--------------------------------------------------------------
                                                    51,854,765
--------------------------------------------------------------

U.S. TREASURY NOTES-13.69%

  6.375%, 07/15/99                    5,000,000      5,044,900
--------------------------------------------------------------
  8.75%, 08/15/00                     5,000,000      5,322,100
--------------------------------------------------------------
  7.875%, 08/15/01                    7,000,000      7,457,940
--------------------------------------------------------------
  7.50%, 05/15/02                     7,500,000      8,001,750
--------------------------------------------------------------
  6.375%, 08/15/02                    8,000,000      8,243,440
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY NOTES-(CONTINUED)

  6.75%, 02/15/03                   $11,000,000   $ 11,319,220
--------------------------------------------------------------
  7.25%, 05/15/04                     6,000,000      6,511,620
--------------------------------------------------------------
  7.25%, 08/15/04                     9,000,000      9,798,480
--------------------------------------------------------------
  6.50%, 08/15/05                     9,000,000      9,502,110
--------------------------------------------------------------
  6.125%, 08/15/07                   13,000,000     13,532,870
--------------------------------------------------------------
  5.50%, 02/15/08                    10,000,000      9,999,000
--------------------------------------------------------------
                                                    94,733,430
--------------------------------------------------------------

    Total U.S. Treasury Securities
      (Cost $141,673,845)                          146,588,195
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-1.28%(b)

Dean Witter Reynolds, Inc., 6.10%,
  07/01/98(c) (Cost $8,818,017)     $ 8,818,017   $  8,818,017
--------------------------------------------------------------
TOTAL INVESTMENTS-100.22%                          693,510,165
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.22)%                              (1,498,560)
--------------------------------------------------------------
NET ASSETS-100.00%                                $692,011,605
==============================================================

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 6/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

ADR    - American Depositary Receipt
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Notes to Schedule of Investments:


See Notes to Financial Statements:

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $499,513,333)                              $693,510,165
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,602,704
---------------------------------------------------------
  Interest and dividends                        4,644,240
---------------------------------------------------------
Investment for deferred compensation plan           3,822
---------------------------------------------------------
Other assets                                       14,912
---------------------------------------------------------
    Total assets                              699,775,843
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         4,703,063
---------------------------------------------------------
  Dividends                                       345,945
---------------------------------------------------------
  Capital stock reacquired                        515,514
---------------------------------------------------------
  Deferred compensation plan                        3,822
---------------------------------------------------------
Accrued advisory fees                             425,309
---------------------------------------------------------
Accrued operating services fees                    72,144
---------------------------------------------------------
Accrued distribution fees                       1,653,359
---------------------------------------------------------
Accrued directors' fees and expenses               45,082
---------------------------------------------------------
    Total liabilities                           7,764,238
---------------------------------------------------------
Net assets applicable to shares outstanding  $692,011,605
=========================================================

NET ASSETS:

Class A                                      $ 35,681,832
=========================================================
Class B                                      $    954,962
=========================================================
Class C                                      $655,374,811
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,670,632
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                      44,705
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  30,684,842
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      21.36
=========================================================
  Offering price per share:
    (Net asset value of
      $21.36 divided by 94.50%)              $      22.60
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $      21.36
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      21.36
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                     $  6,300,413
---------------------------------------------------------
Dividends (net of $150,386 foreign
  withholding tax)                              4,885,452
---------------------------------------------------------
    Total investment income                    11,185,865
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,485,480
---------------------------------------------------------
Operating services fees                         1,457,145
---------------------------------------------------------
Distribution fees-Class A                          53,432
---------------------------------------------------------
Distribution fees-Class B                           1,142
---------------------------------------------------------
Distribution fees-Class C                       3,160,167
---------------------------------------------------------
Directors' fees                                     2,831
---------------------------------------------------------
    Total expenses                              7,160,197
---------------------------------------------------------
Less: Fees waived by advisor                     (198,276)
---------------------------------------------------------
     Net expenses                               6,961,921
---------------------------------------------------------
Net investment income                           4,223,944
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   51,427,894
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                       47,579
---------------------------------------------------------
    Net gain from investment securities        51,475,473
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 55,699,417
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  4,223,944   $  9,048,951
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  51,427,894     23,883,293
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              47,579     86,058,520
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations          55,699,417    118,990,764
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (303,357)      (246,939)
-----------------------------------------------------------------------------------------
  Class B                                                           (2,341)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (3,702,047)    (8,674,714)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --       (610,538)
-----------------------------------------------------------------------------------------
  Class C                                                               --    (14,999,384)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,282,527     24,377,889
-----------------------------------------------------------------------------------------
  Class B                                                          951,958             --
-----------------------------------------------------------------------------------------
  Class C                                                        2,754,931     19,575,501
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  63,681,088    138,412,579
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          628,330,517    489,917,938
-----------------------------------------------------------------------------------------
  End of period                                               $692,011,605   $628,330,517
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $438,083,298   $426,093,882
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              382,249        166,050
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    59,549,226      8,121,332
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             193,996,832    193,949,253
-----------------------------------------------------------------------------------------
                                                              $692,011,605   $628,330,517
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The new Class B shares commenced sales on March 3, 1998. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1998, AIM was paid $1,274,135 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through June 30, 1998, AIM voluntarily waived operating services fees in the amount of $183,010.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through June 30, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $38,166, $1,142 and $3,160,167, respectively, as compensation under the Plans. During the six months ended June 30, 1998, AIM Distributors waived fees of $15,266 for the Class A shares.
  AIM Distributors received commissions of $21,616 from sales of Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received commissions of $54,279 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average daily net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,447 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $143,237,935 and $133,263,267, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $200,862,530
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (6,865,698)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $193,996,832
==========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                                      JUNE 30,                   DECEMBER 31,
                                                                        1998                         1997
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A                                                        487,156   $ 10,167,509     1,255,277   $ 24,015,843
------------------------------------                          ----------   ------------   -----------   ------------
  Class B**                                                       45,643        972,046            --             --
------------------------------------                          ----------   ------------   -----------   ------------
  Class C                                                      2,471,705     51,574,952     4,707,789     86,294,017
------------------------------------                          ----------   ------------   -----------   ------------
Issued as reinvestment of dividends:
  Class A                                                         14,340        300,503        42,162        821,435
------------------------------------                          ----------   ------------   -----------   ------------
  Class B**                                                          107          2,244            --             --
------------------------------------                          ----------   ------------   -----------   ------------
  Class C                                                        175,971      3,661,002     1,120,103     21,660,078
------------------------------------                          ----------   ------------   -----------   ------------
Reacquired:
  Class A                                                       (105,005)    (2,185,485)      (23,298)      (459,389)
------------------------------------                          ----------   ------------   -----------   ------------
  Class B**                                                       (1,045)       (22,332)           --             --
------------------------------------                          ----------   ------------   -----------   ------------
  Class C                                                     (2,515,564)   (52,481,023)   (4,738,134)   (88,378,594)
------------------------------------                          ----------   ------------   -----------   ------------
                                                                 573,308   $ 11,989,416     2,363,899   $ 43,953,390
====================================                          ==========   ============   ===========   ============

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales on March 3, 1998.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through June 30, 1998 and for a share of Class C capital stock outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997.

                                                                      CLASS A(a)             CLASS B
                                                              --------------------------    ----------
                                                               JUNE 30,     DECEMBER 31,     JUNE 30,
                                                                 1998         1997(b)          1998
                                                              ----------    ------------    ----------
Net asset value, beginning of period                          $    19.74     $    16.63     $    20.69
------------------------------------------------------------  ----------     ----------     ----------
Income from investment operations:
  Net investment income                                             0.20           0.41(c)        0.10
------------------------------------------------------------  ----------     ----------     ----------
  Net gains on securities (both realized and unrealized)            1.62           3.63           0.69
------------------------------------------------------------  ----------     ----------     ----------
    Total from investment operations                                1.82           4.04           0.79
------------------------------------------------------------  ----------     ----------     ----------
Less distributions:
  Dividends from net investment income                             (0.20)         (0.43)         (0.12)
------------------------------------------------------------  ----------     ----------     ----------
  Distributions from net realized gains                               --          (0.50)            --
------------------------------------------------------------  ----------     ----------     ----------
    Total distributions                                            (0.20)         (0.93)         (0.12)
------------------------------------------------------------  ----------     ----------     ----------
Net asset value, end of period                                $    21.36     $    19.74     $    21.36
============================================================  ==========     ==========     ==========
Total return(d)                                                     9.23%         24.60%          3.83%
============================================================  ==========     ==========     ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   35,682     $   25,151     $      955
============================================================  ==========     ==========     ==========
Ratio of expenses to average net assets(e)                          1.38%(f)       1.45%          2.14%(f)
============================================================  ==========     ==========     ==========
Ratio of net investment income to average net assets(g)             2.00%(f)       2.34%          1.24%(f)
============================================================  ==========     ==========     ==========
Portfolio turnover rate                                               21%            17%            21%
============================================================  ==========     ==========     ==========
Average brokerage commission rate(h)                          $   0.0539     $   0.0537     $   0.0539
============================================================  ==========     ==========     ==========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)     The Fund changed investment advisors on August 4, 1997.
(c)     Calculated using average shares outstanding.
(d) Does not deduct sales charges and for periods less than one year is not annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.53% (annualized) and 1.55% for 1998-1997 for Class A and 2.19% (annualized) for 1998 for Class B.
(f) Ratios are annualized and based on average net assets of $30,785,829 and $347,541 for Class A and Class B, respectively.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.85% (annualized) and 2.24% for 1997 for Class A and 1.19% (annualized) for 1998 for Class B.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                                                        CLASS C(a)
                                                              ---------------------------------------------------------------
                                                                                             DECEMBER 31,
                                                              JUNE 30,   ----------------------------------------------------
                                                                1998     1997(b)      1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------   --------
Net asset value, beginning of period                          $  19.74   $  16.63   $  15.66   $  12.63   $  13.54   $  12.76
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.13       0.30(c)     0.30      0.32       0.32       0.28
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.61       3.60       1.81       3.09      (0.23)      1.05
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
    Total from investment operations                              1.74       3.90       2.11       3.41       0.09       1.33
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.12)     (0.29)     (0.29)     (0.32)     (0.31)     (0.27)
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
  Distributions from net realized gains                             --      (0.50)     (0.85)     (0.06)     (0.69)     (0.28)
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
    Total distributions                                          (0.12)     (0.79)     (1.14)     (0.38)     (1.00)     (0.55)
------------------------------------------------------------  --------   --------   --------   --------   --------   --------
Net asset value, end of period                                $  21.36   $  19.74   $  16.63   $  15.66   $  12.63   $  13.54
============================================================  ========   ========   ========   ========   ========   ========
Total return(d)                                                   8.83%     23.64%     13.61%     27.30%      0.64%     10.48%
============================================================  ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $655,375   $603,179   $489,918   $399,162   $243,848   $274,349
============================================================  ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets(e)                        2.14%(f)   2.20%      2.26%      2.28%      2.25%      2.25%
============================================================  ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets(g)           1.24%(f)   1.59%     1.81%       2.28%      2.32%      2.10%
============================================================  ========   ========   ========   ========   ========   ========
Portfolio turnover rate                                             21%        17%        26%         5%        36%        27%
============================================================  ========   ========   ========   ========   ========   ========
Average brokerage commission rate(h)                          $ 0.0539   $ 0.0537   $ 0.0549        N/A        N/A        N/A
============================================================  ========   ========   ========   ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19% (annualized) for 1998 and 2.26% for 1993.
(f) Ratios are annualized and based on average net assets of $637,271,223.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.19% (annualized) for 1998 and 2.09% for 1993.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                            Directors & Officers



BOARD OF DIRECTORS                                  OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                                    Charles T. Bauer                            11 Greenway Plaza
Chairman                                            Chairman                                    Suite 100
A I M Management Group Inc.                                                                     Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                        John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                         Suite 100
COMSAT Corporation                                  Carol F. Relihan                            Houston, TX 77046
                                                    Senior Vice President and Secretary
Owen Daly II                                                                                    SUB-ADVISOR
Director                                            Gary T. Crum
Cortland Trust Inc.                                 Senior Vice President                       INVESCO Capital Management, Inc.
                                                                                                1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                                  Dana R. Sutton                              Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;                Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                           TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and            Robert G. Alley
President, Mercantile Bankshares                    Vice President                              A I M Fund Services, Inc.
                                                                                                P.O. Box 4739
Jack Fields                                         Stuart W. Coco                              Houston, TX 77210-4739
Chief Executive Officer                             Vice President
Texana Global, Inc.;                                                                            CUSTODIAN
Formerly Member                                     Melville B. Cox
of the U.S. House of Representatives                Vice President                              State Street Bank and Trust Company
                                                                                                225 Franklin Street
Carl Frischling                                     Karen Dunn Kelley                           Boston, MA 02110
Partner                                             Vice President
Kramer, Levin, Naftalis & Frankel                                                               COUNSEL TO THE FUND
                                                    Jonathan C. Schoolar
Robert H. Graham                                    Vice President                              Ballard Spahr
President and Chief Executive Officer                                                           Andrews & Ingersoll, LLP
A I M Management Group Inc.                         Renee A. Friedli                            1735 Market Street
                                                    Assistant Secretary                         Philadelphia, PA 19103
Lewis F. Pennock
Attorney                                            P. Michelle Grace                           COUNSEL TO THE DIRECTORS
                                                    Assistant Secretary
Ian W. Robinson                                                                                 Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                      Jeffrey H. Kupor                            919 Third Avenue
Vice President and                                  Assistant Secretary                         New York, NY 10022
Chief Financial Officer
Bell Atlantic Management                            Nancy L. Martin                             DISTRIBUTOR
Services, Inc.                                      Assistant Secretary
                                                                                                A I M Distributors, Inc.
Louis S. Sklar                                      Ofelia M. Mayo                              11 Greenway Plaza
Executive Vice President                            Assistant Secretary                         Suite 100
Hines Interests                                                                                 Houston, TX 77046
Limited Partnership                                 Lisa A. Moss
                                                    Assistant Secretary

                                                    Kathleen J. Pflueger
                                                    Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

                                                    Mary J. Benson
                                                    Assistant Treasurer


                The AIM Family of Funds--Registered Trademark--


                                  GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS
                                  AIM Aggressive Growth Fund(1)                AIM Advisor International Value Fund
                                  AIM Blue Chip Fund                           AIM Asian Growth Fund
                                  AIM Capital Development Fund                 AIM Developing Markets Fund(2)
                                  AIM Constellation Fund                       AIM Emerging Markets Fund(2)
                                  AIM Mid Cap Growth Fund(2)                   AIM Europe Growth Fund(2)
         [PHOTO OF                AIM Select Growth Fund(3)                    AIM European Development Fund
     11 GREENWAY PLAZA            AIM Small Cap Equity Fund(2)                 AIM International Equity Fund
       APPEARS HERE]              AIM Small Cap Opportunities Fund             AIM International Growth Fund(2)
                                  AIM Value Fund                               AIM Japan Growth Fund(2)
                                  AIM Weingarten Fund                          AIM Latin American Growth Fund(2)
                                                                               AIM New Pacific Growth Fund(2)
                                  GROWTH & INCOME FUNDS
                                  AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
                                  AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
                                  AIM Advisor MultiFlex Fund                   AIM Global Growth Fund
                                  AIM Advisor Real Estate Fund                 AIM Worldwide Growth Fund(2)
                                  AIM America Value Fund(2)
                                  AIM Balanced Fund                            GLOBAL GROWTH & INCOME FUNDS
                                  AIM Charter Fund                             AIM Global Growth & Income Fund(2)
                                                                               AIM Global Utilities Fund
                                  INCOME FUNDS
                                  AIM Floating Rate Fund(2)                    GLOBAL INCOME FUNDS
                                  AIM High Yield Fund                          AIM Global Government Income Fund(2)
                                  AIM Income Fund                              AIM Global High Income Fund(2)
                                  AIM Intermediate Government Fund             AIM Global Income Fund
                                  AIM Limited Maturity Treasury Fund           AIM Strategic Income Fund(2)

                                  TAX-FREE INCOME FUNDS                        THEME FUNDS
                                  AIM High Income Municipal Fund               AIM Global Consumer Products and Services Fund(2)
                                  AIM Municipal Bond Fund                      AIM Global Financial Services Fund(2)
                                  AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Health Care Fund(2)
                                  AIM Tax-Free Intermediate Fund               AIM Global Infrastructure Fund(2)
                                                                               AIM Global Resources Fund(2)
                                  MONEY MARKET FUNDS                           AIM Global Telecommunications Fund(2)
                                  AIM Dollar Fund(2)                           AIM New Dimension Fund(2)
                                  AIM Money Market Fund
                                  AIM Tax-Exempt Cash Fund

                                  (1)AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
                                  (2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT
                                  Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth
                                  Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

                                                     INVEST WITH DISCIPLINE-SM-


           See important Fund & index disclosures inside front cover.